                                                                   EXHIBIT 99.23


                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6

                -----------------------------------------------

                Monthly Period:                    03/01/98  to
                                                   03/31/98
                Distribution Date:                 04/17/98
                Transfer Date:                     04/16/98

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                5.35000000
                              Class B                                5.48333336
                              CIA Inv. Amt.                          5.95000000


    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                5.35000000
                              Class B                                5.48333336
                              CIA Inv. Amt.                          5.95000000




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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                      0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates

                              Class A                           $196,463,198.95
                              Class B                             17,742,242.39
                              CIA Inv. Amt.                       22,505,926.84
                                                          ----------------------
                              Total                             $236,711,368.18
                                                          ======================
2.  Allocation of Finance Charge Receivables.
    -----------------------------------------

    (a) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $22,858,667.86
                              Class B                              2,065,544.40
                              CIA Inv. Amt.                        2,616,262.46
                                                          ----------------------
                              Total                               27,540,474.72
                                                          ======================

    (b) Principal Funding Investment Proceeds
        (to Class A)                                                        N/A
    (c) Withdrawals from Reserve Account
        (to Class A)                                                        N/A
    (d) Class A Net Swap Receipt                                     552,193.05
                                                          ----------------------
         Class A Available Funds                                 $23,410,860.91
                                                          ======================

    (b) Principal Funding Investment Proceeds
        (to Class B)                                                        N/A
    (c) Withdrawals from Reserve Account
        (to Class B)                                                        N/A
    (d) Class B Net Swap Receipt                                      49,662.08
                                                          ----------------------
         Class B Available Funds                                  $2,115,206.48
                                                          ======================

    (b) Prin. Funding Investment Proceeds
        (to Class CIA)                                                      N/A
    (c) Withdrawals from Reserve Account
        (to Class CIA)                                                      N/A
    (d) CIA Net Swap Receipt                                          62,729.45
                                                          ----------------------
         CIA Available Funds                                      $2,678,991.91
                                                          ======================

    (d) Total Principal Funding Investment Proceeds                        0.00
    (e) Earnings on Reserve Account deposits                               0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 3

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $26,147,931,493.54

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)

                            Class A                            1,300,000,000.00
                            Class B                              117,470,000.00
                            CIA Inv. Amt.                        148,790,000.00
                                                          ----------------------
                            Total                              1,566,260,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                            Class A                                      4.972%
                            Class B                                      0.449%
                            CIA Inv. Amt.                                0.569%
                                                          ----------------------
                            Total                                        5.990%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)

                            Class A                                         N/A
                            Class B                                         N/A
                            CIA Inv. Amt.                                   N/A
                                                          ----------------------
                            Total                                           N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                            Class A                                         N/A
                            Class B                                         N/A
                            CIA Inv. Amt.                                   N/A
                                                          ----------------------
                            Total                                           N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                       393,827,817.78
        (b)   65 - 94 days                                       267,319,396.36
        (c)   95 - 124 days                                      224,040,004.87
        (d)   125 - 154 days                                     190,177,744.79
        (e)   155 - 184 days                                     154,075,256.43
        (f)   185 or more days                                             0.00
                                                          ----------------------
                            Total                              1,229,440,220.23
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                            $5,996,082.56
                              Class B                               541,815.25
                              CIA Inv. Amt.                         686,274.71
                                                          ---------------------
                              Total                              $7,224,172.52
                                                          =====================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                    $0.00
                              Class B                                     0.00
                              CIA Inv. Amt.                               0.00
                                                          ---------------------
                              Total                                      $0.00
                                                          =====================

        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                    $0.00
                              Class B                                     0.00
                              CIA Inv. Amt.                               0.00
                                                          ---------------------
                              Total                                      $0.00
                                                          =====================

    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly Period

                              Class A                            $1,625,000.00
                              Class B                               146,837.50
                              CIA Inv. Amt.                         185,987.50
                                                          ---------------------
                              Total                              $1,957,825.00
                                                          =====================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                    $0.00
                              CIA Inv. Amt.                               0.00
                                                          ---------------------
                              Total                                      $0.00
                                                          =====================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 5

    9.  CIA Invested Amount.
        --------------------

        (a)   The amount of the CIA Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect
              to withdrawals, deposits and payments
              to be made in respect of the preceding
              month                                          148,790,000.00

    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                            1.00000000
                              Class B                            1.00000000


    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related
        Monthly Period                                               16.07%

    12. The Base Rate.
        --------------

        The Base Rate for the related
        Monthly Period                                                8.50%

C.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    1.  Accumulation Period.
        --------------------

        (a)   Accumulation Period Commencement Date                06/30/01

        (b)   Accumulation Period length (months)                         1

        (c)   Accumulation Period Factor                              14.91

        (d)   Required Accumulation Factor Number                     10.00

        (e)   Controlled Accumulation Amount              $1,566,260,000.00

        (f)   Minimum Payment Rate (last 12 months)                  10.90%

    2.  Principal Funding Account.
        --------------------------

    Beginning Balance                                                 $0.00
        Plus: Principal Collections for Related Monthly
              Period from Principal Account                            0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                        N/A
        Less: Withdrawals to Finance Charge Account                     N/A
        Less: Withdrawals to Distribution Account                      0.00
                                                         -------------------
    Ending Balance                                                    $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1997-6
Page 6

    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                      N/A

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period                                                       N/A
                                                          ---------------------

              Accumulation Shortfall                                       N/A
                                                          =====================

              Aggregate Accumulation Shortfalls                            N/A
                                                          =====================

    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                               N/A

        Less: Principal Funding Investment Proceeds                        N/A
                                                          ---------------------

              Principal Funding Investment Shortfall                       N/A

D.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.
        ----------------------------------

        (a)   Required Reserve Account Amount
              percentage (0.5% of Class A Invested
              Amount or other amount designated by
              Transferor)                                                 0.00

        (b)   Required Reserve Account Amount ($)                         0.00

        (c)   Required Reserve Account Balance after                      0.00
              effect of any transfers on the Related
              Transfer Date

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                               0.00

    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                      N/A

    3.  Withdrawals from the Reserve Account.
        -------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the Related Transfer Date (1(d) plus 2 above)                      N/A

    4.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                      5.61%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1997-6
Page 7

E.  Information Regarding the Interest Rate Swaps
    ---------------------------------------------

    1.  Class A Interest Rate Swap

        (a)   Class A Net Swap Payment due on the related
              Transfer Date                                               0.00

        (b)   Overdue Class A Net Swap Payment                            0.00

        (c)   Class A Net Swap Receipt due on the related
              Transfer Date                                         552,193.05

        (d)   Overdue Class A Net Swap Receipt                            0.00

    2.  Class B Interest Rate Swap

        (a)   Class B Net Swap Payment due on the related
              Transfer Date                                               0.00

        (b)   Overdue Class B Net Swap Payment                            0.00

        (c)   Class B Net Swap Receipt due on the related
              Transfer Date                                          49,662.08

        (d)   Overdue Class B Net Swap Receipt                            0.00

    3.  CIA Interest Rate Swap

        (a)   CIA Net Swap Payment due on the related
              Transfer Date                                               0.00

        (b)   Overdue CIA Net Swap Payment                                0.00

        (c)   CIA Net Swap Receipt due on the related
              Transfer Date                                          62,729.45

        (d)   Overdue CIA Net Swap Receipt                                0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        FIRST USA BANK
                                        as Servicer



                                        By:     /s/ Peter W. Atwater
                                                --------------------------------
                                                Peter W. Atwater
                                                Executive Vice President